SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------


                                  MAY 18, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                 PHARMACEUTICAL
                               FORMULATIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       DELAWARE                       0-11274                  22-2367644
 (STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
   OF INCORPORATION)                FILE NUMBER)             IDENTIFICATION NO.)


                     460 PLAINFIELD AVENUE, EDISON, NJ 08818
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  732-985-7100
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

          On May 18, 1999 the Company issued a press release stating that it will delay the reporting of third quarter 1999 results to restate six months results for unaccrued write-offs of receivables and for inventory adjustments attributed to problems with a new computer system and Oracle software. A copy of such release is attached as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   c.      EXHIBITS

           99.1    Press release issued May 18, 1999


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHARMACEUTICAL FORMULATIONS, INC.


                                    By: /S/ CLIFFORD STRAUB
                                       ------------------------------
                                       Name:  Clifford Straub
                                       Title: Senior Vice President-Chief
                                              Administrative Officer and Chief
                                              Financial Officer


Dated: May 18, 1999

                                    EXHIBITS

         99.1              Press release issued May 18, 1999